FOURTH SUPPLEMENTAL INDENTURE


                  FOURTH SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of November 1, 1999, among WASHINGTON EQUIPMENT COMPANY, an Illinois corporation (the "GUARANTEEING SUBSIDIARY"), a subsidiary of Columbus McKinnon Corporation (or its permitted successor), a New York corporation (the
"COMPANY"), the Company, the other Guarantors (as defined in the Indenture referred to herein) and State Street Bank and Trust Company, N.A., as trustee under the indenture referred to below (the "TRUSTEE").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "INDENTURE"), dated as of March 31, 1998 providing for the issuance of an aggregate principal amount of up to $300.0 million of 8 1/2% Senior Subordinated Notes due 2008 (thE "NOtes");

                  WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (a "SUBSIDIARY GUARANTEE"); and

                  WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                  1.       CAPITALIZED  TERMS.   Capitalized  terms  used herein
without definition shall have the meanings assigned to them in the Indenture.

                  2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees as follows:

                  (a) Along with all Guarantors named in the Indenture, to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

                           (i) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                           (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid



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                                    in full when due or performed in  accordance
                                    with the terms of the  extension or renewal,
                                    whether at stated maturity,  by acceleration
                                    or  otherwise.  Failing  payment when due of
                                    any amount so guaranteed or any  performance
                                    so  guaranteed  for  whatever  reason,   the
                                    Guarantors shall be jointly and severally obligated to pay the same immediately.

                  (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.


                  (c) The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.


                  (d) The Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.


                  (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, the Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.


                  (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.


                  (g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of the Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of the Subsidiary Guarantee.


                  (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.


                  (i) Notwithstanding the foregoing, in the event that the Subsidiary Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or


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

                           similar law of any relevant jurisdiction, the liability of the Guaranteeing Subsidiary under this Fourth Supplemental Indenture and the Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.


                  3. SUBORDINATION. Payment of principal, premium, if any, and interest and Liquidated Damages, if any, on the Subsidiary Guarantee is subordinated to the prior payment in full of Senior Debt on the terms provided in the Indenture.

                  4. EXECUTION AND DELIVERY. The Guaranteeing Subsidiary agrees that the Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

                  5. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

                  (a) The Guaranteeing Subsidiary may not consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another corporation, Person or entity whether or not affiliated with such Guarantor unless:

                           (i) subject to Section 11.05 of the Indenture, the Person formed by or surviving any such consolidation or merger (if other than a Guarantor or the Company) unconditionally assumes all the obligations of such Guarantor, pursuant to a supplemental indenture in form and substance reasonably
                                    satisfactory  to  the  Trustee,   under  the
                                    Notes,  the  Indenture  and  the  Subsidiary
                                    Guarantee on the terms set forth herein or therein; and

                           (ii) immediately after giving effect to such transaction, no Default or Event of Default exists.

                  (b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the
                           Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor corporation thereupon may cause to be signed the Subsidiary Guarantee to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. The Subsidiary Guarantee so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantee theretofore and thereafter issued in accordance with the terms of the Indenture as though the Subsidiary Guarantee had been issued at the date of the execution hereof.

                  (c) Except as set forth in Articles 4 and 5 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or



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

                           another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

                  6.       RELEASES.

                  (a) In the event of a sale or other disposition of all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Guarantor, then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the capital stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be released and relieved of any obligations under its Subsidiary Guarantee; PROVIDED that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation, Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation
                           Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.

                  (b) Any Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 11 of the Indenture.

                  7. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

                  8. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  9.       COUNTERPARTS.   The  parties may  sign any  number of
copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.


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

                  11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

































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



                                    IN WITNESS WHEREOF,  the parties hereto have
caused this Fourth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  November 1, 1999

                                      WASHINGTON EQUIPMENT COMPANY


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer



                                      G.L. INTERNATIONAL INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer



                                      GAFFEY, INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer



                                      HANDLING SYSTEMS AND CONVEYORS, INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer



                                      LARCO MATERIAL HANDLING INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer

                                      ABELL-HOWE CRANE, INC..


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer




                                      AUTOMATIC SYSTEMS, INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Treasurer



                                      LICO STEEL, INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Treasurer



                                      COLUMBUS McKINNON CORPORATION


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Executive Vice President



                                      YALE INDUSTRIAL PRODUCTS, INC.


                                      By:      /s/ R. L. Montgomery
                                               ----------------------------
                                      Name:    R. L. Montgomery
                                      Title:   Vice President and Treasurer

                                      STATE STREET BANK AND TRUST COMPANY, N.A.
                                      as Trustee


                                      By:      /s/ Cheryl L. Clark
                                               ----------------------------
                                      Name:    Cheryl L. Clarke
                                      Title:   Assistant Secretary